Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$16	$43	$100	$21	$181	$(18)
2	Pinnacle West Energy	4	1	2	(15)	(8)	11
3	APS Energy Services	8	5	1	3	16	(12)
4	SunCor	1	2	6	36	46	36
5	El Dorado	—	—	—	—	(1)	4
6	Parent Company	(11)	3	—	—	(9)	(32)

7	Income From Continuing Operations	18	54	109	45	225	(11)

8	Income From Discontinued Operations — Net of Tax	7	2	1	4	16	37
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	66

10	Net Income	$25	$56	$110	$49	$241	$92

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$0.17	$0.47	$1.10	$0.24	$1.98	$(0.37)
12	Pinnacle West Energy	0.05	0.01	0.02	(0.16)	(0.08)	0.15
13	APS Energy Services	0.08	0.06	0.01	0.03	0.18	(0.15)
14	SunCor	0.01	0.03	0.07	0.39	0.50	0.37
15	El Dorado	—	—	—	—	(0.01)	0.05
16	Parent Company	(0.11)	0.02	(0.01)	(0.01)	(0.10)	(0.36)

17	Income From Continuing Operations	0.20	0.59	1.19	0.49	2.47	(0.31)

18	Income From Discontinued Operations — Net of Tax	0.08	0.02	0.01	0.05	0.16	0.41
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	0.77

20	Net Income	$0.28	$0.61	$1.20	$0.54	$2.63	$0.87

21	BOOK VALUE PER SHARE	$29.39	$29.95	$30.68	$30.97	$30.97	$1.57

	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
22	Average	91,359	91,450	91,467	91,403	91,405	6,441
23	End of Period	91,257	91,262	91,271	91,288	91,288	33

See Glossary of Terms.	Page 20 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$168	$233	$363	$193	$957	$51
25	Business	196	251	284	222	953	25

26	Total retail	364	484	647	415	1,910	76
	Wholesale revenue on delivered electricity
27	Traditional contracts	3	4	5	3	15	6
28	Off-system sales	—	—	—	—	—	—
29	Transmission for others	6	5	9	7	27	(3)
30	Other miscellaneous services	7	6	6	7	26	9

31	Total regulated electricity	380	499	667	432	1,978	88
	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	117	101	83	91	392	105

33	Total operating electric revenues	$497	$600	$750	$523	$2,370	$193

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	2,104	2,543	4,126	2,374	11,147	703
35	Business	2,849	3,450	3,891	3,226	13,416	499

36	Total retail	4,953	5,993	8,017	5,600	24,563	1,202
	Wholesale electricity delivered
37	Traditional contracts	130	131	127	112	500	26
38	Off-system sales	—	—	—	—	—	—
39	Retail load hedge management	109	205	446	333	1,093	(1,549)

40	Total regulated electricity	5,192	6,329	8,590	6,045	26,156	(321)
	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	7,372	6,798	7,255	7,377	28,802	5,947

42	Total electric sales	12,564	13,127	15,845	13,422	54,958	5,626

See Glossary of Terms.							page 21 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$—	$—	$—	$—	$—	$—
44	Deferred fuel and purchased power costs — current period	—	—	—	—	—	—
45	Amounts recovered through revenues	—	—	—	—	—	—

46	Deferred fuel and purchased power regulatory asset — end of period	$—	$—	$—	$—	$—	$—

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
47	Electricity and other commodity sales, realized (a)	$25	$20	$4	$16	$65	$(56)
48	Mark-to-market reversals on realized sales (b)	(3)	1	(3)	(1)	(6)	35
49	Change in mark-to-market value of forward sales	(3)	(1)	(3)	(5)	(12)	(64)

50	Total gross margin	$19	$20	$(2)	$10	$47	$(85)

	By Pinnacle West Entity

51	Parent company marketing and trading division	$2	$4	$(2)	$(9)	$(5)	$(95)
52	APS	6	4	(6)	4	8	$6
53	Pinnacle West Energy	(1)	—	—	9	8	$4
54	APS Energy Services	12	12	6	6	36	$—

55	Total gross margin	$19	$20	$(2)	$10	$47	$(85)

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 47 and in line 48 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The opposites of amounts included in line 47 are included in line 48. For example, line 48 shows that a prior-period mark-to-market gain of $6 million was transferred to “realized” for the total year 2003. A $6 million realized gain is included in the $65 million on line 47 for the total year 2003.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.		page 22 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
56	Residential	827,937	821,331	824,655	839,539	828,366	26,565
57	Business	101,999	102,601	103,262	104,521	103,096	2,868

58	Total	929,936	923,932	927,917	944,060	931,462	29,432
59	Wholesale customers	65	66	66	66	66	(1)

60	Total customers	930,001	923,998	927,983	944,126	931,528	29,431

61	Customer Growth (% over prior year)	3.3%	3.1%	3.2%	3.4%	3.3%	0.2%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

62	Residential	2,223	2,520	3,872	2,264	10,879	389
63	Business	2,886	3,485	3,858	3,174	13,403	498

64	Total	5,109	6,005	7,730	5,438	24,282	887

	RETAIL USAGE (KWh/Average Customer)

65	Residential	2,541	3,096	5,004	2,828	13,457	432
66	Business	27,927	33,625	37,677	30,865	130,529	1,288

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

67	Residential	2,685	3,067	4,695	2,697	13,133	50
68	Business	28,290	33,969	37,360	30,371	130,006	1,251

	ELECTRICITY DEMAND (MW)

69	System peak demand	3,569	5,571	6,332	5,124	6,332	529

See Glossary of Terms.							page 23 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
70	Nuclear	2,306	2,047	2,230	1,732	8,315	(666)
71	Coal	2,770	2,824	2,972	2,800	11,366	(690)
72	Gas, oil and other	1,288	1,572	2,696	535	6,091	1,722

73	Total	6,364	6,443	7,898	5,067	25,772	366

	Purchased power
74	Firm load	(12)	606	1,099	1,418	3,111	1,492
75	Marketing and trading	6,489	6,527	7,498	7,235	27,749	4,045

76	Total	6,477	7,133	8,597	8,653	30,860	5,537

77	Total energy sources	12,841	13,576	16,495	13,720	56,632	5,903

	POWER PLANT PERFORMANCE

	Capacity Factors
78	Nuclear	98%	86%	93%	72%	87%	(7)%
79	Coal	75%	75%	79%	74%	76%	(4)%
80	Gas, oil and other	26%	31%	44%	9%	28%	1%
81	System average	58%	59%	64%	41%	55%	(8)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
82	Nuclear	31	136	61	297	131	64
83	Coal	292	254	277	253	269	102
84	Gas	189	148	154	338	205	157

85	Total	512	538	492	888	605	323

See Glossary of Terms.							page 24 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2003

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
86	Palo Verde	$49.66	$48.88	$52.88	$42.98	$48.60	$16.32
87	SP15	$54.35	$50.73	$53.54	$46.88	$51.38	$17.16
	Off-Peak
88	Palo Verde	$36.09	$25.48	$36.08	$30.48	$32.03	$12.14
89	SP15	$39.70	$28.27	$37.81	$32.85	$34.66	$12.97

	WEATHER INDICATORS

	Actual
90	Cooling degree-days	76	1,550	2,701	572	4,899	24
91	Heating degree-days	349	17	—	370	736	(64)
92	Average humidity	44%	18%	30%	34%	31%	4%
	10-Year Averages
93	Cooling degree-days	80	1,491	2,540	420	4,531	—
94	Heating degree-days	521	36	—	415	972	—
95	Average humidity	43%	24%	33%	40%	35%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
96	Single-family	8,030	10,613	11,191	9,817	39,651	5,339
97	Multi-family	863	2,053	1,231	2,580	6,727	(347)

98	Total	8,893	12,666	12,422	12,397	46,378	4,992

	Arizona Job Growth (c)
99	Payroll job growth (% over prior year)	1.1%	0.9%	1.5%	2.0%	1.4%	1.4%
100	Unemployment rate (%, seasonally adjusted)	5.8%	5.9%	5.7%	5.3%	5.7%	(0.5)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	page 25 of 31